Exhibit 99.1

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

On February 27, 2015, Aleris Corporation (“Aleris” or the “Company”) completed the previously announced sale of Aleris’s global recycling and specification alloys businesses to Signature Group Holdings, Inc. (“Signature”) and certain of its affiliates for an aggregate amount of approximately $500.0 million in cash and 25,000 shares of Signature’s Series B Non-Participating Preferred Stock, subject to post-closing adjustments for net working capital. The Signature preferred stock and $5.0 million of cash have been placed in escrow to secure the Company’s indemnification obligations under the purchase and sale agreement dated October 17, 2014.

The following unaudited pro forma condensed consolidated financial information has been derived from the historical financial statements of the Company, adjusted to reflect the sale of the Company’s North American and European recycling and specification alloys businesses. The following unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the related notes and with the historical consolidated financial statements of the Company and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet reflects the sale of the recycling business as if it had occurred on September 30, 2014, while the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014, and the years ended December 31, 2013, December 31, 2012 and December 31, 2011 give effect to the sale as if it had occurred on January 1, 2011, and does not assume any interest income or cash proceeds or dividends on the Series B Non-Participating Preferred Stock. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Company’s management believes to be reasonable.

The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the sale occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and information purposes only, and are not necessarily indicative of the Company’s future results of operations or financial condition had the sale been completed on the dates assumed.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
(in millions)

	Aleris Corporation Historical (a)	Sale of Recycling and Specification Alloys Businesses (b)	Other Pro Forma Adjustments (c)	Pro Forma
Revenues	$3,557.9	$(1,135.8)	$—	$2,422.1
Cost of sales	3,272.6	(1,066.3)	—	2,206.3
Gross profit	285.3	(69.5)	—	215.8
Selling, general and administrative expenses	199.1	(27.9)	(3.6)	167.6
Restructuring charges	4.6	(2.1)	—	2.5
Losses on derivative financial instruments	8.4	1.8	—	10.2
Other expense, net	4.0	(1.7)	—	2.3
Operating income	69.2	(39.6)	3.6	33.2
Interest expense, net	80.8	—	—	80.8
Other income, net	(13.1)	(0.3)	—	(13.4)
Income (loss) before income taxes	1.5	(39.3)	3.6	(34.2)
Provision for income taxes	9.2	(0.5)	—	8.7
Loss from continuing operations	(7.7)	(38.8)	3.6	(42.9)
Net income from continuing operations attributable to noncontrolling interest	0.9	(0.9)	—	—
Net loss attributable to Aleris Corporation	$(8.6)	$(37.9)	$3.6	$(42.9)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013 (UNAUDITED)
(in millions)

	Aleris Corporation Historical (a)	Sale of Recycling and Specification Alloys Businesses (b)	Pro Forma
Revenues	$4,332.5	$(1,464.7)	$2,867.8
Cost of sales	4,042.7	(1,382.5)	2,660.2
Gross profit	289.8	(82.2)	207.6
Selling, general and administrative expenses	238.1	(34.6)	203.5
Restructuring charges	10.7	(2.8)	7.9
Gains on derivative financial instruments	(26.4)	(0.7)	(27.1)
Other expense (income), net	1.2	(1.3)	(0.1)
Operating income	66.2	(42.8)	23.4
Interest expense, net	97.9	—	97.9
Other expense, net	7.0	(0.9)	6.1
Loss before income taxes	(38.7)	(41.9)	(80.6)
Benefit from income taxes	(2.6)	(11.4)	(14.0)
Loss from continuing operations	(36.1)	(30.5)	(66.6)
Net income from continuing operations attributable to noncontrolling interest	1.0	(1.0)	—
Net loss attributable to Aleris Corporation	$(37.1)	$(29.5)	$(66.6)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012 (UNAUDITED)
(in millions)

	Aleris Corporation Historical (a)	Sale of Recycling and Specification Alloys Businesses (b)	Pro Forma
Revenues	$4,412.4	$(1,511.0)	$2,901.4
Cost of sales	3,947.2	(1,409.5)	2,537.7
Gross profit	465.2	(101.5)	363.7
Selling, general and administrative expenses	269.0	(39.6)	229.4
Restructuring charges	9.6	(1.1)	8.5
Gains on derivative financial instruments	(1.3)	(3.1)	(4.4)
Other expense, net	1.1	(0.7)	0.4
Operating income	186.8	(57.0)	129.8
Interest expense, net	52.4	—	52.4
Other expense, net	2.0	0.1	2.1
Income before income taxes	132.4	(57.1)	75.3
Provision for income taxes	25.4	(17.1)	8.3
Income from continuing operations	107.0	(40.0)	67.0
Net loss from continuing operations attributable to noncontrolling interest	(0.5)	(1.3)	(1.8)
Net income attributable to Aleris Corporation	$107.5	$(38.7)	$68.8

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011 (UNAUDITED)
(in millions)

	Aleris Corporation Historical (a)	Sale of Recycling and Specification Alloys Businesses (b)	Pro Forma
Revenues	$4,826.4	$(1,623.0)	$3,203.4
Cost of sales	4,354.3	(1,480.4)	2,873.9
Gross profit	472.1	(142.6)	329.5
Selling, general and administrative expenses	274.3	(38.5)	235.8
Restructuring charges	4.4	(0.2)	4.2
Gains on derivative financial instruments	—	(4.7)	(4.7)
Other income, net	(2.4)	(0.1)	(2.5)
Operating income	195.8	(99.1)	96.7
Interest expense, net	46.3	—	46.3
Other income, net	(7.5)	2.1	(5.4)
Income before income taxes	157.0	(101.2)	55.8
Benefit from income taxes	(4.2)	(23.5)	(27.7)
Income from continuing operations	161.2	(77.7)	83.5
Net loss from continuing operations attributable to noncontrolling interest	(0.4)	(1.0)	(1.4)
Net income attributable to Aleris Corporation	$161.6	$(76.7)	$84.9

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2014 (UNAUDITED)
(in millions)

	Aleris Corporation Historical (d)	Sale of Recycling and Specification Alloys Businesses (b)		Other Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$37.8	$(11.7)		$495.0	(e)	$521.1
Accounts receivable, net	539.6	(152.4)		—		387.2
Inventories	808.5	(158.5)		—		650.0
Deferred income taxes	7.1	(0.4)		—		6.7
Prepaid expenses and other current assets	38.1	(8.7)		—		29.4
Total Current Assets	1,431.1	(331.7)		495.0		1,594.4
Property, plant and equipment, net	1,164.9	(188.9)		—		976.0
Intangible assets, net	44.7	—		—		44.7
Deferred income taxes	45.2	(6.7)		—		38.5
Other long-term assets	74.6	3.8		30.0	(e)	108.4
Total Assets	$2,760.5	$(523.5)		$525.0		$2,762.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$432.2	$(138.6)		$—		$293.6
Accrued liabilities	209.2	(39.2)		13.4	(f)	183.4
Deferred income taxes	3.9	(0.6)		—		3.3
Current portion of long-term debt	12.9	(1.4)		—		11.5
Total Current Liabilities	658.2	(179.8)		13.4		491.8
Long-term debt	1,456.9	(2.9)		—		1,454.0
Deferred income taxes	0.2	(0.4)		—		(0.2)
Accrued pension benefits	207.9	(34.4)		—		173.5
Accrued postretirement benefits	40.0	—		—		40.0
Other long-term liabilities	80.9	(27.0)		—		53.9
Total Long-Term Liabilities	1,785.9	(64.7)		—		1,721.2
Redeemable noncontrolling interest	5.6	—		—		5.6
Stockholders’ Equity	310.8	(279.0)	(h)	511.6	(g)	543.4
Total Liabilities and Equity	$2,760.5	$(523.5)		$525.0		$2,762.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ALERIS CORPORATION
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

a. Reflects the historical operating results of the Company.

b. Represents the adjustments to record the effect of the sale of the recycling and specification alloys businesses.

c. Represents the adjustment to record the elimination of the transaction costs incurred in the nine months ended September 30, 2014 related to the sale of the recycling and specification alloys businesses.

d. Reflects the historical financial position of the Company.

e. Represents the effect of the contractual cash and preferred stock received as a result of the sale, subject to working capital adjustments. The preferred stock and $5.0 million of cash have been placed in escrow to secure the Company’s indemnification obligations under the purchase and sale agreement.

f. Represents estimated transaction costs of approximately $9.9 million and estimated taxes payable as a result of the sale of approximately $3.5 million. It is anticipated that the Company will use its tax loss carryforwards to offset a substantial amount of the taxable gain.

g. Total equity was adjusted as a result of adjustments (e) and (f) above.

h. Reflects the net assets of the recycling and specification alloys businesses being sold.